UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2022

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-08610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas	75202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (Par Value $1.00 Per Share)	T	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 5.000% Perpetual Preferred Stock, Series A	T PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1000th interest in a share of 4.750% Perpetual Preferred Stock, Series C	T PRC	New York Stock Exchange
AT&T Inc. 2.650% Global Notes due December 17, 2021	T21B	New York Stock Exchange
AT&T Inc. 1.450% Global Notes due June 1, 2022	T22B	New York Stock Exchange
AT&T Inc. 2.500% Global Notes due March 15, 2023	T23	New York Stock Exchange
AT&T Inc. 2.750% Global Notes due May 19, 2023	T23C	New York Stock Exchange
AT&T Inc. Floating Rate Global Notes due September 5, 2023	T23D	New York Stock Exchange
AT&T Inc. 1.050% Global Notes due September 5, 2023	T23E	New York Stock Exchange
AT&T Inc. 1.300% Global Notes due September 5, 2023	T23A	New York Stock Exchange
AT&T Inc. 1.950% Global Notes due September 15, 2023	T23F	New York Stock Exchange
AT&T Inc. 2.400% Global Notes due March 15, 2024	T24A	New York Stock Exchange
AT&T Inc. 3.500% Global Notes due December 17, 2025	T25	New York Stock Exchange
AT&T Inc. 0.250% Global Notes due March 4, 2026	T26E	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 5, 2026	T26D	New York Stock Exchange
AT&T Inc. 2.900% Global Notes due December 4, 2026	T26A	New York Stock Exchange
AT&T Inc. 1.600% Global Notes due May 19, 2028	T28C	New York Stock Exchange
AT&T Inc. 2.350% Global Notes due September 5, 2029	T29D	New York Stock Exchange
AT&T Inc. 4.375% Global Notes due September 14, 2029	T29B	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due December 17, 2029	T29A	New York Stock Exchange
AT&T Inc. 0.800% Global Notes due March 4, 2030	T30B	New York Stock Exchange
AT&T Inc. 2.050% Global Notes due May 19, 2032	T32A	New York Stock Exchange
AT&T Inc. 3.550% Global Notes due December 17, 2032	T32	New York Stock Exchange
AT&T Inc. 5.200% Global Notes due November 18, 2033	T33	New York Stock Exchange
AT&T Inc. 3.375% Global Notes due March 15, 2034	T34	New York Stock Exchange
AT&T Inc. 2.450% Global Notes due March 15, 2035	T35	New York Stock Exchange
AT&T Inc. 3.150% Global Notes due September 4, 2036	T36A	New York Stock Exchange
AT&T Inc. 2.600% Global Notes due May 19, 2038	T38C	New York Stock Exchange
AT&T Inc. 1.800% Global Notes due September 14, 2039	T39B	New York Stock Exchange
AT&T Inc. 7.000% Global Notes due April 30, 2040	T40	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due June 1, 2043	T43	New York Stock Exchange
AT&T Inc. 4.875% Global Notes due June 1, 2044	T44	New York Stock Exchange
AT&T Inc. 4.000% Global Notes due June 1, 2049	T49A	New York Stock Exchange
AT&T Inc. 4.250% Global Notes due March 1, 2050	T50	New York Stock Exchange
AT&T Inc. 3.750% Global Notes due September 1, 2050	T50A	New York Stock Exchange
AT&T Inc. 5.350% Global Notes due November 1, 2066	TBB	New York Stock Exchange
AT&T Inc. 5.625% Global Notes due August 1, 2067	TBC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note.

As previously announced, on May 17, 2021, AT&T Inc., a Delaware corporation (“AT&T”), and Magallanes, Inc., a Delaware corporation and wholly owned subsidiary of AT&T (“Spinco”), entered into certain definitive agreements with Discovery, Inc., a Delaware corporation (“Discovery”), and Drake Subsidiary, Inc., a Delaware corporation and wholly owned subsidiary of Discovery (“Merger Sub”), including an Agreement and Plan of Merger (as amended, the “Merger Agreement”), in connection with the planned transactions involving the separation of the WarnerMedia business from AT&T followed by the combination of WarnerMedia with Discovery (the “Transactions”). Following the completion of the Transactions, holders of the shares of AT&T common stock will own approximately 71% of the outstanding capital stock of Discovery, which will be renamed Warner Bros. Discovery, Inc. (“WBD”), on a fully diluted basis (computed using the treasury method).

Under the terms of the Merger Agreement, as of the closing of the Transactions (the “Effective Time”), the board of directors of WBD (the “WBD Board”) will consist of 13 directors, consisting of six directors designated by Discovery (including the Chief Executive Officer of WBD as of immediately after the Effective Time) and seven directors designated by AT&T (including the director who will serve as the Chairperson of the WBD Board). As of the Effective Time, the WBD Board will be classified into three classes designated as Class I, Class II and Class III.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with being designated by AT&T to serve on the WBD Board as of the Effective Time, Samuel A. Di Piazza, Jr., Debra L. Lee and Geoffrey Y. Yang will resign from their respective positions as directors of AT&T effective as of immediately following the Effective Time, subject to and conditioned upon the occurrence of the consummation of the Transactions and being appointed to the WBD Board.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated into this Item 5.02 by reference.

Item 7.01	Regulation FD Disclosure.

On March 15, 2022, AT&T issued a press release announcing the individuals designated by AT&T to serve on the WBD Board effective as of the Effective Time. A copy of the press release is furnished as Exhibit 99.1 hereto and, along with the information set forth under the Introductory Note, is incorporated herein by reference.

The information in this Item 7.01, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing by AT&T under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Statement Concerning Forward-Looking Statements

Information set forth in this communication, including any financial estimates and statements as to the expected timing, completion and effects of the proposed transaction between AT&T, Spinco, and Discovery constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might differ materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined Spinco and Discovery company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; risks and costs related to the implementation of the separation of Spinco, including timing anticipated to complete the separation, any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of Discovery and Spinco being more difficult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of AT&T and Discovery and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed merger; failure to realize the benefits expected from the proposed merger; effects of the announcement, pendency or completion of the proposed merger on the ability of AT&T, Spinco or Discovery to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with the foregoing factors.

These risks, as well as other risks associated with the proposed transaction, are more fully discussed in the proxy statement/prospectus and information statement included in the registration statements filed with the SEC in connection with the proposed transaction. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the Securities and Exchange Commission. Neither AT&T nor Discovery is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

(d)	Exhibits

99.1	Press Release of AT&T, Inc., dated March 15, 2022.

104	The cover page from AT&T Inc.’s Current Report on Form 8-K, formatted in Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: March 15, 2022	By:	/s/ Stacey Maris
Stacey Maris
Senior Vice President, Deputy General Counsel and Secretary